UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2005

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

128 Sidney Street, Cambridge, MA 02139

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (617) 995-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS

On April 17, 2005, ImmunoGen, Inc. issued a press release to announce that it presented data on the Company’s huC242-DM4 Tumor-Activated Prodrug (TAP) anticancer compound at the American Association for Cancer Research (AACR) annual meeting in Anaheim, CA.  In preclinical models, huC242-DM4 demonstrated potent anticancer activity directed against CanAg-expressing cancer cells — colon, pancreatic, gastric, lung — at doses that were well tolerated. ImmunoGen has filed an Investigational New Drug (IND) application for huC242-DM4, and expects to begin patient dosing in mid-2005.

A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of ImmunoGen, Inc. dated April 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: April 17, 2005	/s/ Karleen M. Oberton

Karleen M. Oberton
Senior Corporate Controller
(Principal Accounting and Financial Officer)